EXHIBIT 99.1

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[LOGO]

[LOGO]
The Oil & Gas Conference
August 2004

Pat O’Brien	Andy Calerich
Chairman & CEO	President and CFO

OTCBB: AOGI

www.americanoilandgasinc.com

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Forward-Looking Statements

•                  Certain statements set forth in this presentation relate to management’s future plans, objectives and expectations.  Such statements are forward looking within the meanings of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included in this presentation, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements.  In addition, forward- looking statements generally can be identified by the use of forward-looking terminology such as “may,” “expect,” “intend,” “project,” “estimate,” “anticipate,” “believe,” or “continue” or the negative thereof or similar terminology.  Although any forward-looking statements contained in this presentation are to the knowledge or in the judgment of the officers and directors of the Company, believed to be reasonable, there can be no assurances that any of these expectations will prove correct or that any of the actions that are planned will be taken.  Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual performance and financial results in future periods to differ materially from any projection, estimate or forecasted result.  Some of the key factors that may cause actual results to vary from those the Company expects include inherent uncertainties in interpreting engineering and reserve or production data; operating hazards; delays or cancellations of drilling operations because of weather and other natural and economic forces; fluctuations in oil and natural gas prices in response to changes in supply; competition from other companies with greater resources; environmental and other government regulations; defects in title to properties; increases in the Company’s cost of borrowing or inability or unavailability of capital resources to fund capital expenditures; and other risks described under “Risk Factors” in Part I, Item 1 of the Company’s latest Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

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Corporate Profile

•                  Commenced oil and gas operations in January 2003

•                  Acreage positions hold large resource potential

•                  Focused on Rocky Mountain opportunities

•                  Experienced team with start-up natural resource companies

•                  5 separate projects, 183,000 gross acres

•                  Ticker: OTCBB: AOGI

•                  Shares outstanding: 25.9 million, 20% held by insiders

•                  Reservoir engineer: Ryder Scott

•                  Proved Reserves: $ 2.8 Million PV-10 @ 12/31/03

•                  No long-term debt

Strategy

•                  Acquire, explore, exploit and produce properties/projects in the Rockies with past or present evidence of the existence of hydrocarbons that have been overlooked or misevaluated

•                  Leverage experience and advances in extraction technologies, while constantly evaluating performance and developing new approaches to operations

•                  Expand our project inventory in the Rocky Mountains

•                  Optimize capital investment, generate free cash flow, and maintain a low-cost structure

•                  Stay focused on increasing shareholder value

Rocky Mountain Transactions

Date	Acquirer / Target	Purchase Price ($MM)	$ /Mcfe*
Jun-04	Forest / Wiser	$330	$1.73
May-04	Petro Canada / Prima	$474	$3.77
Apr-04	EnCana / Tom Brown	$2,700	$1.95
Apr-04	Kerr-McGee / Westport	$3,400	$1.93
Mar-03	Evergreen / Carbon	$91	$1.03
Nov-02	Westport / Williams (assets)	$502	$1.20
May-01	Kerr-McGee / HS Resources	$1,700	$1.10
May-01	Williams / Barrett Resources	$2,800	$1.34
Jan-01	EnCana / Ballard	$225	$1.31
Dec-00	Marathon / Pennaco	$500	$2.50

*Includes consideration for proved reserves only, excludes consideration attributed to other assets.

Areas of Focus

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Big Sky

•                  17,000 gross acres Recent

•                  3 wells = >1,000 Bbl/day IP rates

•                  Drill 9 wells in 2004, $1.6MM net capex

Krejci Oil

•                  Mowry oil

•                  39,000 gross acres

•                  Drill wells with industry partner in Q3 2004

Douglas Project

•                  103,000 gross acres

•                  Multiple plays

•                  Current production on structure

•                  Initiate drilling before 3rd Q 2005

Bear Creek

•                  18,000 gross acres

•                  100+ prospective well locations

•                  Locate industry partner in 2004

Other Projects

•                  West Rozel Field, UT

Experienced Management

•                  Pat O’Brien, Chairman and CEO, BS, Petroleum Engineering.  More than 30 years in oil and gas business.  Responsible for technical review and operations of oil and gas properties.  Cofounder of Tower Colombia Corporation.

•                  Andy Calerich, President and CFO, BS, CPA.  More than 12 years of public company oil and gas experience.  Responsible for capital markets, strategic initiatives and financial reporting

•                  Kendell Tholstrom, Director, BS, MS, Petroleum Engineering.  Manages operations for Tower Colombia Corporation.  More than 30 years of energy experience.

Key Technical Relationships

•                  Bob Solomon, BS, Industrial Engineering, MBA.  Co-founder of Tower Colombia Corporation.  More than 30 years of petroleum industry experience.

•                  Wayne Neumiller, BS, Petroleum Engineering.  Founder and Managing Member of North Finn.  Handles operations management of AOGI’s fields.  More than 30 years of oil and gas experience.

•                  Michael Neumiller, BS, Petroleum Engineering.  Field supervisor of production and drilling for North Finn.  More than 30 years of oil and gas experience.

•                  Neal Neumiller, BS, Petroleum Engineering.  Currently designs gas and water pipeline systems, electric facility layouts and handles NPDES (water discharge) permitting for CBM projects.  More than 10 years of oil and gas experience.

Operating Relationships With Tower Colombia and North Finn

•                  January 2003, AOGI purchased 50% working interest in undeveloped leases of Tower Colombia and North Finn

•                  Initial purchase included:

•                Krejci Prospect - 22,000 gross (11,000 net) undeveloped acre oil and gas prospect in Wyoming, currently 39,000 gross (18,000 net) acres.

•                Bear Creek Prospect - 18,000 gross (9,000 net) undeveloped acre CBM prospect in Montana.

•                4,400 gross (2,200 net) acres - Powder River Basin CBM leases in Wyoming.

•                  Subsequent purchases:

•                Big Sky Project, MT - production from three horizontal Bakken wells; Drill 7 additional wells to own interests in 10 wells by year-end 2004

•                West Rozel, UT – Undeveloped acreage for potential shallow heavy oil project

•                Douglas Project – Undeveloped acreage in the southern Power River Basin, Wyoming

Tower and North Finn currently provide operational and technical expertise to AOGI at no cost to AOGI

Ownership Structure

Revenues/Costs

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Equity Ownership

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Tower Colombia and North Finn are obligated to offer 50% of all deals to AOGI, AOGI is not obligated to participate.

AOGI pays its 50% share of operating costs and currently pays $2k/month for office space.

Capital Raised

Mar-04	$1.5MM
Oct-03	$1.1MM
Jun-03	$2.3MM

Areas of Focus

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Big Sky

•                  17,000 gross acres

•                  Recent 3 wells = >1,000 Bbl/day IP rates

•                  Drill 9 wells in 2004, $1.6MM net capex

Krejci Oil

•                  Mowry oil

•                  39,000 gross acres

•                  Drill wells with industry partner in Q3 2004

Douglas Project

•                  103,000 gross acres

•                  Multiple plays

•                  Current production on structure

•                  Initiate drilling before 3rd Q 2005

Bear Creek

•                  18,000 gross acres

•                  100+ prospective well locations

•                  Locate industry partner in 2004

Other Projects

•                  West Rozel Field, UT

Big Sky Project - Oil

•                  Initially acquired in August 2003

•                  Currently 17,000 gross (approximately 1,700 net) acres

•                  Dual lateral drilling program targeting the Bakken Formation

•                  Returns greatly increased by advanced drilling technology

•                  Plan to participate in 9 (7 remaining) gross wells in 2004 at a total net cost of $1.6 million

•                  Projected to provide increasing cash flow with additional drilling

Big Sky-Bakken Dual Lateral Wells

Features / Benefits

•                  10,500’ vertical, then two 5,000’ laterals

•                  Captures more of the area of the Bakken producing zone

•                  Drains acreage, keeping location costs to a minimum

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Big Sky Drilling

2004

•                  Ownership in 10 gross (.7 net) wells by YE 2004

•                  August 2004 = 3 producing

•                  Drill 7 more by YE 2004

•                  0.83% to 13.3% WI

•                  $1.6 mm 2004 CAPEX

2005

•                  Participate in 16 gross (1 net) wells.

•                  .1% to 13.3% WI.

•                  Cap ex of $2.1MM

Krejci Project Acreage - Mowry Oil

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•                  39,000 gross acres - pursuing additional acreage acquisitions.

•                  Shale thickness 175 feet.

•                  AOGI’s acreage also has sand component in shale = potential for higher initial production rates and quicker project payout.

•                  Industry partner with experience in Barnett Shale to drill initial wells. (see “Krejci Deal Structure”)

•                  First well expected to spud in 3rd quarter 2004.

Cautionary Note to U.S. Investors

•                  The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  We use certain terms in this presentation, such as summary economic data, projected economic data, hypothetical well, and forecast ultimate, that the SEC’s guidelines strictly prohibit us from including in filings with the SEC.

U.S. Investors are urged to consider closely the disclosure in our Form 10-KSB, filed on April 14, 2004, available from us at 1050 17th St., Suite 1850, Denver, CO 80265.  You can also obtain this form from the SEC by calling 1-800-SEC-0330.

•                  The following Selected Production History and Projected Economics are based on actual production profiles from actual wells not owned by us that produced or are producing from the Mowry.  We have taken the actual production profiles and have applied pricing of $38.20 decreasing to $30.70 per barrel of oil and $6.00 per mcf of gas, in order to estimate summary economic data.

•                  Our Projected Economics for a hypothetical well drilled within our Krejci acreage is based on the actual production profiles from wells presented in our Selected Production History.  We have assumed that a well completed in both the shale and the sand that is present within our Krejci project acreage would potentially result in the production profile depicted.  There is no assurance that wells drilled within our Krejci acreage would be successful, or would be successful to the level presented.

Selected Production History – Mowry

Arco Bishop well – 65 miles north of AOGI Krejci acreage

Summary Economic Data:

Well AFE	$480,000
PV 10%	$957,779
ROI	8.1	x
IRR	44%

	Forecast Ultimate	Net Revenue	Pretax Income
Oil-Bbls	187,338	$4,346,233
Gas-Mcf	187,338	$899,221
Total		$5,245,454	$3,389,772

Stone & Wolf well – 60 miles north of AOGI Krejci acreage

Summary Economic Data:

Well AFE	$480,000
PV 10%	$868,309
ROI	7.5	x
IRR	40%

	Forecast Ultimate	Net Revenue	Pretax Income
Oil-Bbls	176,930	$4,104,776
Gas-Mcf	176,930	$849,264
Total		$4,954,039	$3,134,785

Krejci Union Oil well – drilled within AOGI acreage – 1960’s

Summary Economic Data:

Well AFE	$480,000
PV 10%	$510,210
ROI	3.6	x
IRR	56%

	Forecast Ultimate	Net Revenue	Pretax Income
Oil-Bbls	100,034	$2,320,792
Gas-Mcf	100,034	$480,164
Total		$2,800,956	$1,250,837

Krejci - Projected Mowry Well Economics

Krejci Area Shale & Sand - Hypothetical Mowry Well:

Projected Economic Data:

Well AFE	$525,000
ROI	8.1	x
IRR	130%

Projected type curve for a hypothetical well completed in the sand and shale portion of the Mowry interval.

MOWRY PRODUCTION AND FORECAST
EUR FROM CURVE = 188,000 BBLS - SAND & SHALE PRODUCTION
B = 2.0, IMOP = 3000 BBLS, D(I) = 20%, D(F) = 3%

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Krejci - Structure of Recent Deal

•                  Industry partner has 2 to 4 well option to earn further drilling in 20,000 of the 39,000 gross acres

•                  Drilling obligation

•                  2 horizontal or 4 vertical wells to earn right for further drilling

•                  First well spud Q3 2004; second well spud 90 days thereafter

•                  Benefits to AOGI

•                  Partner drills and earns 100% of drilled lease and earns 3 offset spacing units

•                  AOGI retains remaining 5 offset spacing units

•                  Potential for PUD development

•                  At present no environmental impact study

•                  Through a continuing operations provision, partner can drill up to 10 option wells under similar financial structure

•                  AOGI has right to participate in any or all drilling

•                  Up to 18.75% in 48 industry partner wells

•                  31.25% to 50% in offset spacing units

•                  50% in all other acreage

Southern Powder River Basin Douglas Project

•                  103,000 gross acres

•                  Multiple plays

•                  Multiple pay zones

•                  Shallow, normal pressured and deeper, over-pressured targets

•                  Initial target is the Fetter Field

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Douglas Project – Fetter Field

•                  Current production on structure (owned by others)

•                  Existing processing facilities

•                  Field’s history

•                  Initial discovery 1960’s

•                  1981 Well-15mmcf/d DST. 1.7mmcf/d Flow test-Never connected

•                  4 1990’s wells drilled by others, Flow tested up to 10mmcf/d, shut-in 4-6 months for infrastructure, IP rates of up to 1.6Mcf/d.

•                  Advances in drilling and completion technologies to unlock potential

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Deeper Powder River Basin Drilling

Decreasing Average Days Drilling

•                  PDC drill bits

•                 Mud Motors

DRILL TIME BUBBLE MAP

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Average days to drill deeper than 10k feet– Pre/Post 2000

Average Drill Time Pre-2000 vs post-2000
10,000 Feet or greater wells drilled Eastern PRB

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Bear Creek Project, 50% WI – Gas

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•                  18,000 gross acres in Big Horn Basin, Montana

•                  Identified 9 different coalbeds for potential production

•                  up to 60 feet total thickness

•                  Desorptions up to 670/scf/ton

•                  >100 prospective well locations identified

•                  3 CBM wells drilled by others in 1990; produced gas immediately

•                  2004 - secure industry partner

•                  2005 - initiate drilling

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West Rozel Oil Project, UT – 50% WI

•                  6,400 gross undeveloped leasehold acres

•                  Seismically defined structure

•                  Discovered by Amoco in late 70’s - 3 of 15 wells drilled were drilled on structure

•                  2 of the 3 wells were put on hydraulic pump, produced 30,000 Bbls in 62 days

•                  Evaluating non-traditional markets.

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Powder River Basin CBM Project, 50% WI

•                  4,400 gross acres

•                  7 wells producing

•                  Sold – expect to receive $1.2 million in net proceeds

•                  Retained 5% carried WI on entire acreage

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Near-Term Goals

•                  Increase daily production and cash flow by drilling Big Sky

•                  Initiate drilling programs on:

•                  Krejci Oil, Q3 2004

•                  Douglas Project, before Q3 2005

•                  Secure industry partner for Bear Creek CBM project

•                  Pursue additional opportunities in the Rocky Mountains

•                  Continue evaluation and secure partner/sell West Rozel

•                  Maintain low overhead

New Ideas in the Rockies

•                  Bakken acreage offers solid production base

•                  Mowry oil – manufacturing approach

•                  Douglas project

•                  decreased drill times

•                  Enhanced completions

•                  Strong commodity prices

•                  Immediate tie in

•                  Operations in the hands of experienced oil producers

•                  Lean overhead puts more capital to work for shareholders

American Oil & Gas

•                  Contacting American Oil & Gas
1050 Seventeenth St., Suite 1850
Denver, CO  80265
Phone: 303.991.0173
Fax: 303.595.0709
  www.americanoilandgasinc.com

•                  Andy Calerich – President and CFO
  andyc@americanog.com

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